Capital management	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Capital management
34.	Capital management

The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance except where decisions are made to exit businesses or close companies.

The capital structure of the Group consists of debts (which includes the borrowings and trade and other payables, less cash and bank balances) and equity attributable to equity holders of the parent (comprising issued capital and reserves).

	31.12.2016	31.12.2017	31.12.2017
	RMB’000	RMB’000	US$’000

Interest-bearing loans and borrowings (current and non-current) (Note 16(b))	910,406	1,626,341	256,951
Trade and other payables (current and non-current) (Note 28)	6,981,815	7,624,496	1,204,616
Less: Cash and bank balances (Note 23)	(4,052,957)	(6,029,207)	(952,572)

Net debts	3,839,264	3,221,630	508,995
Equity attributable to equity holders of the parent	7,683,834	8,347,562	1,318,855

Total capital and net debts	11,523,098	11,569,192	1,827,850

The Group manages its capital structure and makes adjustments to it, in light of changes in economic conditions. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares.

No changes were made in the objectives, policies or processes during the years ended December 31, 2016 and 2017.

As disclosed in Note 26, certain subsidiaries of the Group are required by the relevant authorities in the PRC to contribute and maintain a non-distributable statutory reserve fund whose utilization is subject to approval by the relevant authorities in the PRC. This externally imposed capital requirement has been complied with by the subsidiaries of the Group for the financial years ended December 31, 2016 and 2017.